EXHIBIT 10.55

SUPPLEMENTAL AGREEMENT NO. 2

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC INC.

Relating to Boeing Model 737-8EH Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2013, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC INC., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Eighty-two (82) Boeing Model 737-8 aircraft;

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.                 Table of Contents.

PA3780	1	GOT
SA-2

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 2 (SA-2) into the Purchase Agreement.

2.                  Tables.

2.1              Remove and replace Table 1 to Purchase Agreement No. 3780, Aircraft  Delivery, Description, Price and Advance Payments, with the new Table 1 (attached hereto) in order to incorporate Customer and Boeing’s agreement [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.                  Exhibits.

3.1              Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate the delivery position changes in Table 1.

4.                  Definitive Agreement Payment

With the revision of Table 1, a Definitive Agreement (DA) top up payment of

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.                  Reschedule Fees

5.1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3780	2	GOT
SA-2

5.2              Boeing Professional Services will support Customers 2014 initiative to develop a new maintenance basing strategy to achieve maintenance costs savings identified during previous benchmark study. Boeing will perform analyses on Customers route network and maintenance capabilities and provide recommendations on consolidated "focus" maintenance bases, maintenance task packaging, inventory optimization, and changes to operational policies and procedures. Boeing will also develop, jointly with Customer, a project implementation plan. The consulting project work will be supported by two (2) Boeing aviation consultants and additional subject matter experts and analysts as required for a period of 9-10 months.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3              Boeing Professional Services will support Customer's Asset Management and Finance initiatives to develop and improve analytical tools and processes to reduce aircraft redelivery costs and improve enterprise performance management of maintenance costs. Initiatives may include a study and recommendations on aligning future lease contract terms and operational procedures, aircraft disposition project planning and management, development of a maintenance finance function, and improved engine maintenance financial forecasting analysis. The consulting project work will be supported by two (2) Boeing aviation consultants and additional analysts and subject matter experts as required for a period of six to eight months.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.                  Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Customer and Boeing as confidential. Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

PA 3780	3	GOT
SA-2

________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________
Its	Attorney-In-Fact
GAC INC.
By _________________________		By _________________________
Its		Its
Witness		Witness

PA 3780	4	GOT
SA-2

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENT NUMBER

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	Aircraft Information Table	SA2
EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA2
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

PA3780	1	GOT
SA-2

LETTER AGREEMENTS
GOT-PA-3780-LA-1207832	Loading of Customer Software
GOT-PA-3780-LA-1207833	Spare Parts Initial Provisioning
GOT-PA-3780-LA-1207834	Purchase Rights
GOT-PA-3780-LA-1207835	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GOT-PA-3780-LA-1207836	Advance Payments Matters
GOT-PA-3780-LA-1207838	Promotional Support
GOT-PA-3780-LA-1207737	Special Matters
GOT-PA-3780-LA-1207734	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GOT-PA-3780-LA-1207839	Demonstration Flight Waiver
GOT-PA-3780-LA-1207840	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Escalation Program
GOT-PA-3780-LA-1207841Boeing Purchase of Buyer Furnished Equipment
GOT-PA-3780-LA-1207842	Open Matters
GOT-PA-3780-LA-1207845	AGTA Matters
GOT-PA-3780-LA-1207848	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GOT-PA-3780-LA-1207735	Performance Matters [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1207830	Maintenance Cost Guarantee [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1207847        Aircraft Schedule Reliability Program

PA 3780	2	GOT
SA-2

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	1	October	2012
SA-2	_	________	2013

PA 3780	3	GOT
SA-2

Table 1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-03780 64015-1F.TXT                                                                      Boeing Proprietary                                                                                                               SA-2 Page 1

Table 1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-03780 64015-1F.TXT                                                                      Boeing Proprietary                                                                                                               SA-2 Page 2

Table 1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-03780 64015-1F.TXT                                                                      Boeing Proprietary                                                                                                               SA-2 Page 3

Table 1 To
Purchase Agreement No. PA-03780
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* In accordance with the terms of Letter Agreement GOT-PA-3780-LA-1207842 Paragraph 1, the delivery months listed in this Table 1 represent the middle month of a three month delivery window.

GOT-PA-03780 64015-1F.TXT                                                                      Boeing Proprietary                                                                                                               SA-2 Page 4

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number PA-3780

GOT-PA-3780-BFE1	SA-2

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Supplier Selection dates will be provided 24 months before the first aircraft delivery.

Galley System	TBD
Galley Inserts	TBD
Seats (passenger)	TBD
Overhead & Audio System	TBD
In-Seat Video System	TBD
Miscellaneous Emergency Equipment	TBD
Cargo Handling Systems*
(Single Aisle Programs only)	TBD

*For a new certification, supplier requires notification ten (10) months prior to

Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley

System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before five calendar days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

GOT-PA-3780-BFE1	SA-2 Page 1

BOEING PROPRIETARY

2.                  On-dock Dates and Other Infromation.

On or before nine months prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF  in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Table 1 below:

GOT-PA-3780-BFE1	SA-2 Page 2

BOEING PROPRIETARY

Table 1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-BFE1	SA-2 Page 3

BOEING PROPRIETARY

3.                  Additional Delivery Requirements – Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

 http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GOT-PA-3780-BFE1	SA-2 Page 4

BOEING PROPRIETARY